[Commonwealth Capital Corp. Letterhead]

October 28, 2009

VIA EDGAR AND FEDERAL EXPRESS

Ms. Pamela A. Long
Assistant Director
United States Securities and Exchange Commission
Mail Stop 7010
Washington, D.C.  20549-7010

RE:  Commonwealth Income & Growth Fund VII, LP
         Form S-1/A filed on October 8, 2009
         File No. 333-156357

Dear Ms. Long:

    Today we are filing Pre-Effective Amendment No. 6 to the Registration Statement on Form S-1 for the above Issuer.

    The Staff had requested via telephone that a current Exhibit 5.1 and Exhibit 23.4 be filed prior to requesting effectiveness.  The purpose of this amendment is to include such exhibits, each dated as of October 28, 2009.  Also, additional minor changes have been made to the prospectus relating to offering expenses (in response to comments from FINRA) and to certain risk factor and investor suitability disclosures (in response to comments from State administrators).

    We are delivering via overnight courier one clean and three marked courtesy copies of the revised prospectus to Mr. Hagen Ganem for the Staff’s review.  In addition, we are also submitting to Mr. Ganem copies of the Issuer’s Brochure and Slide Presentation that have also been revised to reflect the changes requested by FINRA.

Sincerely,
Commonwealth Capital Corp.

By:	/s/ Richard G. Devlin
Richard G. Devlin
Vice President and General Counsel

Encl.
cc:           Kimberly A. Springsteen-Abbott
Phillip Pillar, Esq.